UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 27, 2021

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Avenue, 12th Floor	10017
New York, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2690

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

On May 27, 2021, DBM Global Inc. (“DBM”), a subsidiary of HC2 Holdings, Inc. (the “Company”), consummated its acquisition (the “Acquisition”) of 100% of the limited liability company membership interests of Banker Steel Holdco LLC (“Banker Steel”). Banker Steel, which is now a wholly owned subsidiary of DBM, is based in Lynchburg, Virginia and provides fabricated structural steel and erection services primarily for the East Coast and Southeast commercial and industrial construction market.

On May 27, 2021, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the closing of the Acquisition. This Form 8-K/A amends the Original Form 8-K to make publicly available certain historical financial information of the acquired business and unaudited pro forma financial information of the Company reflecting the Acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. The historical and pro forma financial statements are filed as Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits.

(a) Banker Steel historical unaudited condensed financial statements and related notes as of and for the three months ended March 31, 2021.

(b) Banker Steel historical audited financial statements and related notes as of and for each of the two fiscal years in the periods ended December 31, 2020 and 2019.

(c) Unaudited pro forma statement of operations of HC2 Holdings, Inc. for the year ended December 31, 2020 and six month period ended June 30, 2021.

(d) Exhibits

Item No.	Description
99.1	Banker Steel historical unaudited condensed financial statements and related notes as of and for the three months ended March 31, 2021.
99.2	Banker Steel historical audited financial statements and related notes as of and for the two fiscal periods ended December 31, 2020 and 2019.
99.3	Unaudited pro forma statement of operations of HC2 Holdings, Inc. for the year ended December 31, 2020 and six month period ended June 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

August 13, 2021	By:	/s/ Michael J. Sena

Name: Michael J. Sena
Title: Chief Financial Officer